UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2006

BANK OF WILMINGTON CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-51513	20-3035898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1117 Military Cutoff Road Wilmington, North Carolina	28405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (910) 509-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 12, 2006, we announced that our Board of Directors had approved the payment of a 5% stock dividend on our outstanding common stock. The stock dividend will be payable on June 30, 2006, to shareholders of record on June 22, 2006. As a result of the stock dividend, each holder of shares of our common stock on the record date will receive one new share of common stock for each twenty whole shares held of record on the record date. In lieu of issuing fractional shares, we will pay cash based on the average of the closing bid and asked price of our common stock on The Nasdaq Capital Market on the record date. A copy of our press release announcing the stock dividend is attached as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following exhibits are being furnished with this Report:

Exhibit No.	Exhibit Description
99.1	Copy of our press release dated June 12, 2006

Disclosures About Forward Looking Statements

The discussions included in this Report and its exhibits may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; changes in demand for products and services; changes in the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings we make with the Securities and Exchange Commission. Copies of those reports are available through our Internet website at www.bankofwilmington.com or directly through the Commission’s website at www.sec.gov. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation, and we do not intend, to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK OF WILMINGTON CORPORATION
(Registrant)

Date: June 12 , 2006	By:	/S/ Betty V. Norris
Betty V. Norris
Senior Vice President and Chief Financial Officer

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